Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

December 31, 2008 and 2007

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Unit Holder

DB Commodity Services LLC:

We have audited the accompanying statements of financial condition of DB Commodity Services LLC (the Company) as of December 31, 2008 and 2007, and the related statements of income and expenses, changes in member’s capital (deficit), and cash flows for each of the years in the two year period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DB Commodity Services LLC as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the two year period ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

March 31, 2009

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Financial Condition

December 31, 2008 and 2007

	2008	2007
Assets

Due from DB Exchange Traded Funds	$1,901,076	2,084,602
Investment in DB Exchange Traded Funds, at fair value	21,238	22,000
Due from affiliate, net	20,676,128	1,933,954

Total assets	$22,598,442	4,040,556

Liabilities and Member’s Capital

Liabilities:
Accrued expenses	$8,795,506	6,293,454

Total liabilities	8,795,506	6,293,454

Member’s capital (deficit)	13,802,936	(2,252,898)

Total liabilities and member’s capital	$22,598,442	4,040,556

See accompanying notes to financial statements.

2

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Income and Expenses

Years ended December 31, 2008 and 2007

	2008	2007
Income:
Management fees	$39,386,826	15,533,475
Change in net unrealized depreciation in investment DB Exchange Traded Funds	(762)	—

Total income	$39,386,064	15,533,475

Expenses:
Legal fees	2,848,959	1,558,403
Audit fees and tax services	7,950,408	6,486,023
Printing services	1,986,377	1,184,335
Administrator and Trustee fees	2,614,112	1,943,817
Distribution fees	6,567,459	2,423,774
Other	1,362,915	428,757

Total expenses	23,330,230	14,025,109

Net income	$16,055,834	1,508,366

See accompanying notes to financial statements.

3

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Changes in Member’s Capital (Deficit)

Years ended December 31, 2008 and 2007

	2008	2007
Member’s deficit, January 1	$(2,252,898)	(3,761,264)

Net income	16,055,834	1,508,366

Total liabilities and member’s capital	$13,802,936	(2,252,898)

See accompanying notes to financial statements.

4

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Cash Flows

Years ended December 31, 2008 and 2007

	2008	2007
Cash flows from operating activities:
Net income	$16,055,834	1,508,366
Adjustments to reconcile net income to net cash provided by (used in) operating activities: (Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	183,526	(1,572,487)
Due from affiliate, net	(18,742,174)	(4,608,269)
Net change in unrealized loss on Investment in DB Exchange Traded Funds	762	—
Increase (decrease) in operating liabilities:
Accrued expenses	2,502,052	4,672,390

Net cash provided by (used in) operating activities	—	—

Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	—

See accompanying notes to financial statements.

5

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2008 and 2007

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds:

•

PowerShares DB Commodity Index Tracking Fund; a Delaware statutory trust organized on May 23, 2005; commenced investment operations on January 31, 2006 (the DBC Feeder Fund). DBC Feeder Fund was originally named “DB Commodity Index Tracking Fund” and changed its name to “PowerShares DB Commodity Index Tracking Fund” effective August 10, 2006,

•	DB Commodity Index Tracking Master Fund; a Delaware statutory trust organized on May 23, 2005; commenced investment operations on January 31, 2006 (the DBC Master Fund),

•

PowerShares DB G10 Currency Harvest Fund; a Delaware statutory trust organized on April 12, 2006; commenced investment operations on September 15, 2006 (the DBV Feeder Fund). DBV FeederFund was originally named “DB Currency Index Value Fund” and changed its name to “PowerShares DB G10 Currency Harvest Fund” effective July 20, 2006,

•

DB G10 Currency Harvest Master Fund; a Delaware statutory trust organized on April 12, 2006; commenced investment operations on September 15, 2006 (the DBV Master Fund). DBV Master Fund was originally named “DB Currency Index Value Master Fund” and changed its name to “DB G10 Currency Harvest Master Fund” effective July 20, 2006,

•	PowerShares DB Multi Sector Commodity Trust; a Delaware statutory trust, in seven separate series, or Funds, organized on August 3, 2006; commenced investment operations on January 3, 2007:

•	PowerShares DB Energy Fund (the DBE Feeder Fund),

•	PowerShares DB Oil Fund (the DBO Feeder Fund),

•	PowerShares DB Precious Metals Fund (the DBP Feeder Fund),

•	PowerShares DB Gold Fund (the DGL Feeder Fund),

•	PowerShares DB Silver Fund (the DBS Feeder Fund),

•	PowerShares DB Base Metals Fund (the DBB Feeder Fund),

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2008 and 2007

•	PowerShares DB Agriculture Fund (the DBA Feeder Fund).

•	DB Multi Sector Commodity Master Trust; a Delaware statutory trust, in seven separate series, or Master Funds, organized on August 3, 2006; commenced investment operations on January 3, 2007:

•	DB Energy Master Fund (the DBE Master Fund),

•	DB Oil Master Fund (the DBO Master Fund),

•	DB Precious Metals Master Fund (the DBP Master Fund),

•	DB Gold Master Fund (the DGL Master Fund),

•	DB Silver Master Fund (the DBS Master Fund),

•	DB Base Metals Master Fund (the DBB Master Fund),

•	DB Agriculture Master Fund (the DBA Master Fund).

•	PowerShares DB US Dollar Index Trust; a Delaware statutory trust, in two separate series, or Funds, organized on August 3, 2006; commenced investment operations on February 15, 2007:

•	PowerShares DB US Dollar Index Bullish Fund (the UUP Feeder Fund),

•	PowerShares DB US Dollar Index Bearish Fund (the UDN Feeder Fund).

•	DB US Dollar Index Master Trust; a Delaware statutory trust, in two separate series, or Master Funds, organized on August 3, 2006; commenced investment operations on February 15, 2007:

•	DB US Dollar Index Bullish Master Fund (the UUP Master Fund),

•	DB US Dollar Index Bearish Master Fund (the UDN Master Fund).

•	DB-New York Nuclear Uranium Fund; a Delaware statutory trust organized on October 1, 2007 and has not yet commenced investment operations.

The above noted Feeder Funds and Master Funds will be collectively referred to herein as the “DB Exchange Traded Funds”, “Funds”, “Feeder Funds”, or the “Master Funds”, as applicable.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2008 and 2007

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates.

(c)	Due from DB Exchange Traded Funds

Due from DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of December 31, 2008 or December 31, 2007.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds.

Upon the establishment of the Funds, the Company’s investment represents 100% ownership and is stated at cost. Upon commencement of the Funds’ investment operations and issuance of the Funds’ Shares, the Company’s general share ownership of the Feeder Funds is recorded as capital in the consolidated financial statements of the Funds, and the Company’s general share ownership of the Master Funds is recorded as a minority shareholder.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner-member is liable for income taxes, if any, on the Company’s income, loss, and other items and there is no tax-sharing arrangement between the Company and its owner-member. Based on the effective tax rate of the Company’s owner member, Company’s pro-rata income tax expense would be approximately $4,000,000 and $0 for the federal tax, $900,000 and $0 for the New York State tax, and $1,000,000 and $0 for the New York City tax for the years ended December 31, 2008 and 2007, respectively. The following is the major tax jurisdiction for the Company and the earliest tax year subject to examination: United States – 2005.

8	(Continued)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2008 and 2007

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Master Funds monthly. No separate fee is received from each of the Feeder Funds.

(g)	Reclassifications

Certain amounts in the 2007 financial statements have been reclassified to conform to the 2008 presentation.

(3)	Related Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

The DBA, DBB, DBC, DBE, DBP, and DBV Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their net asset values.

The DBO, DBS, DGL, UDN, and UUP Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.50% per annum of their net asset values.

Management fees and Due from DB Exchange Traded Funds as of December 31, 2008 and 2007 amounted to:

	2008	2007	2008 Due from DB Exchange- Traded Funds	2007 Due from DB Exchange- Traded Funds
	Management fees	Management fees
DBA Master Fund	$15,159,632	3,200,975	627,835	610,088
DBB Master Fund	614,497	430,403	21,332	30,794
DBC Master Fund	15,177,538	7,698,406	689,981	943,961
DBE Master Fund	693,360	270,256	21,326	31,370
DBO Master Fund	250,735	131,443	27,885	11,577
DBP Master Fund	695,716	185,982	46,086	30,081
DBS Master Fund	242,601	111,270	17,198	11,679
DBV Master Fund	3,668,361	3,088,003	187,455	330,845
DGL Master Fund	352,356	130,429	30,192	16,780
UDN Master Fund	443,520	174,173	51,585	34,492
UUP Master Fund	2,088,510	112,135	180,201	32,935

	$39,386,826	15,533,475	1,901,076	2,084,602

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2008 and 2007

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds and Master Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company.

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds and Master Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to note 6 for further details on service agreements.

(d)	Service Agreement

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

(e)	Due from Affiliate, Net

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is non Interest bearing and there is no expiration date. As of December 31, 2008 and 2007, the Company had a net receivable from affiliate of $20,676,128 and $1,933,954, respectively.

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of December 31, 2008 consist of the following:

Amount
DB-New York Nuclear Uranium Fund	$1,000
PowerShares DB Commodity Index Tracking Fund	857
DB Commodity Index Tracking Master Fund	857
PowerShares DB G10 Currency Harvest Fund	780
DB G10 Currency Harvest Master Fund	780
PowerShares DB Energy Fund	833
DB Energy Master Fund	833
PowerShares DB Oil Fund	811
DB Oil Master Fund	811
PowerShares DB Precious Metals Fund	1,189

10	(Continued)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2008 and 2007

Amount
DB Precious Metals Master Fund	1,189
PowerShares DB Gold Fund	1,287
DB Gold Master Fund	1,287
PowerShares DB Silver Fund	811
DB Silver Master Fund	811
PowerShares DB Base Metals Fund	477
DB Base Metals Master Fund	477
PowerShares DB Agriculture Fund	1,038
DB Agriculture Master Fund	1,038
PowerShares DB US Dollar Index Bullish Fund	989
DB US Dollar Index Bullish Master Fund	989
PowerShares DB Commodity Index Tracking Fund	1,047
DB US Dollar Index Bearish Master Fund	1,047

$21,238

The Company’s ownership in each of the above DB Exchange Traded Funds represents less than 1.0%.

(5)	Accrued Expenses

Accrued expenses as of December 31, 2008 and 2007 consist of the following:

	2008	2007
Audit fees and tax services	$6,189,411	4,412,865
Distribution fees	323,243	817,335
Administrator and trustees fees	489,861	484,118
Legal fees	1,230,301	318,520
Printing services	372,690	166,950
Other	190,000	93,666

	$8,795,506	6,293,454

(6)	Service Agreements

(a)	Trust Agreement

Under the trust agreement of the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds.

Trustee fees are paid on behalf of the Funds by the Company.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2008 and 2007

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds and Master Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and have entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services.

The Administrator’s monthly fees are paid on behalf of the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials.

The Distribution Services Agreement is terminable without penalty on sixty days’ written notice by the Company or by the Distributor. The Distribution Services Agreement will automatically terminate in the event of its assignment.

Distribution fees are paid on behalf of the Funds by the Company.

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (formerly known as PowerShares Capital Management LLC) (the Licensor), and the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary.

License fees are paid on behalf of the Funds by the Company.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc. (formerly known as AIM Distributors, Inc.) an affiliate of the Licensor and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as

12	(Continued)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2008 and 2007

providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Funds.

Marketing fees are paid on behalf of the Funds by the Company.

(7)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(8)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

(9)	Recently Issued Accounting Standards

In December 2007, the Financial Accounting Standards Board (FASB) released FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements – an Amendment to ARB No. 51 (Statement No. 160). Statement No. 160 requires noncontrolling interests (previously referred to as minority interests) to be reported as a component of equity, which changes the accounting for transactions with noncontrolling interest holders. Statement No. 160 is effective for periods beginning on or after December 15, 2008 and earlier adoption is prohibited. Statement No. 160 will be applied prospectively to all noncontrolling interests including any that arose before the effective date and presentation and disclosure requirements shall be applied retrospectively for all periods presented.

Management has determined that the application of this Statement will not have a material impact on the Company’s financial statements.

13	(Continued)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Financial Statements

December 31, 2008 and 2007

(10)	Recently Adopted Accounting Standards

In September 2006, the FASB issued FASB Statement No. 157, Fair Value Measurements (Statement No. 157). Statement No. 157 defines fair value, establishes a framework for the measurement of fair value, and enhances disclosures about fair value measurements. The Statement does not require any new fair value measures. The Company adopted Statement No. 157 on January 1, 2008, and has determined that the application of this Statement did not have any impact on its results of operation and financial position.

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